THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR QUALIFIED UNDER THE CALIFORNIA SECURITIES LAW"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH THE CALIFORNIA SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND COMPLIANCE ARE NOT REQUIRED.


                                   WARRANT NO. ____
                                 Warrant to Purchase
                                  _______ Shares of
                                     Common Stock
                                 As Herein Described


                         WARRANT TO PURCHASE COMMON STOCK OF

                                 SENDX MEDICAL, INC.

      This is to certify that, for value received, ________________ or a proper assignee (in each case, the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SenDx Medical, Inc., a California corporation (the "Company"), at any time during the period from the date hereof (the "Commencement Date") to 5:00 p.m., California time on ______(the "Expiration Date") at which time this Warrant shall expire and become void, _______ shares ("Warrant Shares") of the Company's Common Stock (the "Common Stock"). This Warrant shall be exercisable at $____ per share (the "Exercise Price"). The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:


1.  EXERCISE AND PAYMENT; EXCHANGE.

    A. This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) either (A) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form; or (B) other securities of the Company owned by the Holder and having a fair market value determined as set forth in Section 3 hereof equal to the Exercise Price for the number of Warrant Shares specified in the exercise form; or (C) any combination of the consideration specified in the foregoing clauses (A) and (B). If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

    B. EXCHANGE OF WARRANT FOR COMMON STOCK. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right, upon its written request delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part at any time or from time to time on or prior to the Expiration date, for the number of shares of Common Stock having an aggregate fair market value (determined as set forth in Section 3 hereof) on the date of such exchange equal to the difference between (i) the aggregate fair market value on the date of such exchange (determined as set forth in Section 3 hereof) of a number of Warrant Shares designated by the Holder and (ii) the aggregate Exercise Price the Holder would have paid to the Company to purchase such designated number of Warrant Shares upon exercise of this Warrant. Upon any such exchange, the number of Warrant Shares purchasable upon exercise of this Warrant shall be reduced by such designated number of Warrant Shares, and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase such balance of Warrant Shares. No payment of any cash or other consideration shall be required. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Subsection be made, or at such later date as may be specified in such request.


2.  RESERVATION OF SHARES.

The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.



3.  FRACTIONAL INTERESTS.

The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock, determined as follows:

    A. If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or NASDAQ; or

    B. If the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i) by NASDAQ, or (ii) if reports are unavailable under clause (i) above, by the National Quotation Bureau Incorporated; or

    C. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.


4.  NO RIGHTS AS SHAREHOLDER.

This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.


5.  TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

    5.1 This Warrant may be transferred, in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the "Act"), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until the Warrant and the Warrant Shares or Other Securities are registered under the Act, the Holder shall reimburse the Company for its expenses, including attorneys' fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

    5.2 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be canceled.

    5.3 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

    5.4 Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless and Company, its directors and officers, and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.


6.  ANTI-DILUTION.

The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustment as follows:

    A. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised, shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

    B. If, as part of a financing, the Company issues additional shares of Common Stock, or other instruments convertible into Common Stock, without consideration or for a consideration per share of Common Stock less than the Exercise Price in effect on the date of and immediately prior to such issue, then such Exercise Price shall be reduced to the lower price at which such Common Stock, or Common Stock equivalents, were issued.

    C. If the Exercise Price shall be reduced, as provided above, the number of shares of Common Stock for which this Warrant may be exercised, shall be increased so that the aggregate amount payable for the purpose of all the Warrant Shares issuable hereunder immediately after the record date for the issuance of the additional shares of Common Stock shall equal the aggregate amount so payable immediately before such record date.


7.  NOTICES.

Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or two business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such Holder appearing on the records of the Company. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or two business days after mailing if mailed by registered or certified mail, postage prepaid, to the Company at


                                1945 Palomar Oaks Way
                                 Carlsbad,  CA  92009

Either party may change the address to which notices shall be given by notice pursuant to this Section 7.






8.  GOVERNING LAW.

This Warrant shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the Company has executed this Warrant as of ____________________________, 19_____.


                                  SenDx Medical, Inc.

                                  By:_________________________________


                                  Title: _______________________________